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                                                                  EXHIBIT 10.11a

                             AMENDMENT NO. 3 TO THE
                                  COLUMBIA BANK
                           DEFERRED COMPENSATION PLAN

     This Amendment No. 3 to The Columbia Bank Deferred Compensation Plan (the "Plan") made by The Columbia Bank (the "Company")

                              W I T N E S S E T H:

     WHEREAS the Company desires (i) to amend the terms of the Plan relating to amendments and termination of the Plan and (ii) to amend the addenda to the Plan that modify Section 4.4 with respect to the calculation of benefits under the Plan for certain Plan Participants; and

     WHEREAS Section 9.1 of the Plan permits the Board of Directors of the Company to amend the Plan from time to time; and

     WHEREAS the Board of Directors of the Company has, by duly adopted resolutions, approved this Amendment No. 3 to the Plan;

     NOW THEREFORE, the following Plan is amended as follows:

     1. Section 9.1 is amended to read as follows (revised language is underlined):

               9.1 Amendment. The Board may at any time amend the Plan in whole or in part. However, no amendment will decrease the amount of any then existing account or otherwise adversely affect a Participant's rights to existing Account balances or to benefits under any Addendum to this Plan
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        without the Participant's consent.

     2. Section 9.2 is amended to read as follows (revised language is underlined):

               9.2 Board's Right to Terminate. The Board may at any time
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        terminate the Plan, in which event no new Deferral Agreements shall be made, but the obligations of the Company under this Plan and existing
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        Deferral Agreements shall continue except to the extent that a
                                           ---------------------------
        Participant agrees otherwise with respect to his or her Account and
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        other rights under the Plan and existing Deferral Agreements.
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     3. The last sentence of Section 10.2 is amended to read as follows (new language is underlined):

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               The Company, in its sole discretion, may, however, elect to provide Termination Benefits and other amounts payable under this Plan
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        through a trust or funding vehicle, provided, however, that the terms of any such trust or funding vehicle shall not alter the status of participants and Beneficiaries as mere general unsecured creditors of the Company or otherwise cause the Plan to be funded or benefits taxable to Participants except upon actual receipt.

     4. The first paragraph of Section 10.13 is amended to read as follows (new language is underlined):

               10.13 Change in Control. Upon a Change in Control, as defined
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        herein, the Company shall, as soon as possible, but in no event longer than 30 days following the Change in Control, make an irrevocable contribution to a trust or funding vehicle established pursuant to and consistent with Section 10.2, in an amount equal to the sum of the balances of all Accounts as of the date on which the Change of Control occurred and shall also transfer to such trust or funding vehicle all
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        insurance policies held by the Company in connection with this Plan.
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        Within 5 days after the end of each calendar quarter thereafter, the
        Company shall contribute to such trust or funding vehicle the amount, if any, by which the sum of the balances of all Accounts exceeds the value of the assets of such trust or funding vehicle other than any insurance
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        policies held by such trust or funding vehicle.
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     5. The Addenda attached to the Plan are replaced by the Addenda attached to this Amendment No. 3.

     IN WITNESS WHEREOF, the Company has caused this Amendment No. 3 to be executed effective as of January 1, 2003.

ATTEST:                                 THE COLUMBIA BANK


-----------------------------           By:  /s/ John A. Scaldara, Jr.
                                            ------------------------------------
                                        Print Name:  John A. Scaldara, Jr.
                                                    ----------------------------
                                        Title:  EVP
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                                        Date:   02/25/03
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